EXHIBIT 10.2

AMENDED AND RESTATED

BYLAWS

OF

EXMOVERE HOLDINGS, INC.

AMENDED AND RESTATED BYLAWS
OF
EXMOVERE HOLDINGS, INC.,
A NEVADA CORPORATION

ARTICLE 1          CORPORATION OFFICE

1.1       Registered Office.

The corporation shall have and continuously maintain in the State of Nevada a registered office at an address to be designated from time to time by the board of directors (the “Board”) which may, but need not, be the same as its place of business.

1.2       Additional Offices.
The corporation may also have offices at such other places as the Board may from time to time establish where the corporation is qualified to do business.

ARTICLE 2          SHAREHOLDER MEETINGS

2.1       Location.

All meetings of the shareholders shall be held at such time and place, within or without the State of Nevada, as may be determined from time to time by the Board and need not be held at the registered office of the corporation.  The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication.  In the absence of such designation or determination, shareholder meetings shall be held at the corporation’s principal executive office.

2.2       Annual Meeting.

An annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly be brought before the meeting shall be held in each calendar year at such time and place as may be determined by the Board.

2.3       Special Meeting.

Special meetings of the shareholders may be called at any time by (i) the chairman of the Board, (ii) the Board or (iii) shareholders entitled to cast at least fifty percent (50%) of the votes that all shareholders are entitled to cast at the particular meeting. The request of any person who has called a special meeting of shareholders shall be addressed to the secretary of the Corporation, shall be signed by the persons making the request and shall state the purpose or purposes of the meeting. Upon receipt of any such request it shall be the duty of the secretary to fix the time and provide written notice of the special meeting to shareholders entitled to vote at such meeting, which shall be held not more than 60 days after the receipt of the request. If the secretary shall neglect or refuse to fix the time or provide written notice of the special meeting, the person or persons making the request may fix the time and provide written notice of the special meeting.  No business may be transacted at such special meeting other than the business specified in such notice to shareholders.

2.4       Notice of Meetings.

Written notice of each meeting other than an adjourned meeting of shareholders, stating the place, if any, time, means of remote communication, and, in the case of a special meeting of shareholders, the general nature of the business to be transacted, shall be provided to shareholders and proxy holders entitled to vote at the meeting at such address as appears on the books of the corporation. Such notice shall be given, in accordance with the provisions of Article 15 of these Bylaws, at least (i) ten days but not more than sixty days prior to the day named for a meeting to consider a fundamental change or (ii) five days but not more than thirty days prior to the day named for the meeting in any other case.  Any shareholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting; and whenever notice of any kind is required to be given under the provisions of the Nevada Business Corporation Act, a waiver thereof in writing and duly signed whether before or after the time stated therein, shall be deemed equivalent thereto.

2.5       Shareholder Communications.

(a)
No Current Address: Whenever the corporation has been unable to communicate with a shareholder for more than 24 consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the corporation with a current address, the giving of notice to such shareholder pursuant to Section 2.4 of these Bylaws shall not be required. Any action or meeting that is taken or held without notice or communication to that shareholder shall have the same validity as if the notice or communication had been duly given. Whenever a shareholder provides the corporation with a current address, this Subsection 2.5(a) shall cease to be applicable to such shareholder.

(b)	Unlawful Communication: The corporation shall not be required to give notice to any shareholder pursuant to Section 2.4 hereof if and for so long as communication with such shareholder is unlawful.

2.6       Participation by Telephone, Etc.

The Board may provide by resolution with respect to a specific meeting or with respect to a class of meetings that one or more shareholders may participate in such meeting or meetings of shareholders by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with one another. Participation in the meeting by such means shall constitute presence in person at the meeting. Any notice otherwise required to be given in connection with any meeting at which participation by conference telephone or other communications equipment is permitted shall so specify.

2.7       Adjourned Meeting; Notice.

When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the continuation of the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

2.8       Conduct of Business.

The chairman of any meeting of shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.9       Shareholder Action Without Meetings.

Except as may otherwise be provided by the Nevada Business Corporation Act, any action required or permitted to be taken by the vote of stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents shall be required.  In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.  The written consent must be filed with the minutes of the proceedings of the stockholders.  Any written consent shall be subject to the requirements of Section 78.320 of the Nevada Business Corporation Act and of any other applicable provision of law

ARTICLE 3          QUORUM OF SHAREHOLDERS

3.1       Quorum Necessary.

A meeting of shareholders duly called shall not be organized for the transaction of business unless a quorum is present.

3.2       Majority Constitutes Quorum.

The presence, in person or represented by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for purposes of consideration and action on such matter.  If, however, such quorum is not present or represented at any meeting of the shareholders, then either (i) the chairman of the meeting, or (ii) the shareholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time-to-time, without notice other than announcement at the meeting until a quorum is present or represented.

3.3       Withdrawal.

The shareholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

ARTICLE 4          VOTING RIGHTS

4.1       Voting Power.

Except as may be otherwise provided by the corporation's articles of incorporation, at every meeting of shareholders, every shareholder entitled to vote thereat shall be entitled to one vote for every share having voting power standing in his name on the books of the corporation on the record date fixed for the meeting. Except as otherwise provided in the corporation's articles of Incorporation, in each election of directors, every shareholder entitled to vote shall have the right to multiply the number of votes to which he may be entitled by the total number of directors to be elected in the same election, and he may cast the whole number of his votes for one candidate or he may distribute them among any two or more candidates.

4.2       Decision Making by Majority.

Except as otherwise provided by statute, at any duly organized meeting of shareholders, the vote of the holders of a majority of the votes cast shall decide any question brought before such meeting.

4.3       Voting by Proxy.

Every shareholder entitled to vote at a meeting of shareholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for him by proxy. Every proxy shall be executed in writing by the shareholder or his duly authorized attorney-in-fact and filed with the secretary of the corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the secretary of the corporation. An unrevoked proxy shall not be valid after three years from the date of its execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker, unless before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the secretary of the corporation.

4.4       Multiple Proxies.

Where two or more proxies of a shareholder are present, the corporation shall, unless otherwise expressly provided in the proxy, accept as the vote of all shares represented thereby the vote cast by a majority of them and, if a majority of the proxies cannot agree whether the shares represented shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among those persons.

4.5       Fixing Record Date for Meeting.

The Board may fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall not be more than 60 days prior to the date of the meeting of shareholders. Only shareholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting, notwithstanding any transfer of shares on the books of the corporation after any record date fixed as aforesaid. The Board may similarly fix a record date for the determination of shareholders of record for any other purpose, such as the payment of a distribution or a conversion or exchange of shares.

4.6       Shares Held by Nominee.

The Board may by resolution adopt a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in such shareholder's name are held for the account of a specified person or persons. Such resolution may set forth: (a) the classification of shareholder who may certify; (b) the purpose or purposes for which the certification may be made; (c) the form of certification and information to be contained therein; (d) if the certification is with respect to a record date, the time after the record date within which the certification must be received by the corporation; and (e) such other provisions with respect to the procedure as are deemed necessary or desirable. Upon receipt by the corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

ARTICLE 5          SHAREHOLDER LIST

5.1       List of Shareholders.

The officer or agent having charge of the share transfer books of the corporation shall make a complete alphabetical list of the shareholders entitled to vote at any meeting, with their addresses and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting for inspection by any shareholder during the entire.

5.2       Validity of Action.

Failure to comply with the provisions of Section 5.1 of these bylaws shall not affect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list.

5.3       Transfer Books.

The original transfer books for shares of the corporation, or a duplicate thereof kept in the State of Nevada, shall be prima facie evidence as to who are the shareholders entitled to examine the list or transfer books for shares or to vote at any meeting.

ARTICLE  6         JUDGES OF ELECTION

6.1       Appointment.

Prior to any meeting of shareholders, the Board may appoint judges of election, who may but need not be shareholders, to act at such meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of judges shall be one or three. No person who is a candidate for an office to be filled at the meeting shall act as a judge of election.

6.2       Vacancy.

In case any person appointed as a judge of election fails to appear or fails or refuses to act, the vacancy so created may be filled by appointment made by the Board in advance of the convening of the meeting or at the meeting by the presiding officer thereof.

6.3       Duties.

The judges of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity, and effect of proxies. The judges of election shall also receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result and do such other acts as may be proper to conduct the election to vote with fairness to all shareholders. The judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as practicable. If there are three judges of election, the decision, act or certificate of a majority shall be the decision, act or certificate of all.

6.4       Challenges.

On request of the presiding officer of the meeting or of any shareholder, the judges of election shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts found by them.

ARTICLE  7         DIRECTORS

7.1       Number of Directors.

The number of directors shall be determined by resolution of the Board from time to time, provided the Board shall consist of at least one member.  No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. The chairman of the Board shall preside at all meetings of shareholders and directors.

7.2       Qualifications for Directors.

Each director shall be a natural person of full age and need not be a resident of the State of Nevada or a shareholder of the corporation.  The articles of incorporation or these bylaws may prescribe other qualifications for directors.

7.3       Election.

Except as otherwise provided in Article 7 of these bylaws with respect to vacancies, directors shall be elected by the shareholders at each annual meeting of the shareholders.  The candidates receiving the highest number of votes from the shareholders or each class or group of classes, if any, entitled to elect directors separately up to the number of directors to be elected by the shareholders, or class or group of classes, if any, shall be elected. Each director shall be elected for a term of one year and until his successor has been elected and qualified or until his earlier death, resignation or removal.  All elections of directors shall be by written ballot, unless otherwise provided in the articles of incorporation; if authorized by the Board, such written ballot shall be satisfied by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the shareholder or proxy holder.

7.4       Removal of Directors.

The entire Board, or any individual director may be removed from office without assigning any cause by the majority vote or consent of the shareholders entitled to elect directors. Notwithstanding the foregoing, an individual director shall not be removed from the Board if sufficient votes are cast against the resolution for such director's removal which, if cumulatively voted at an annual or other regular election of directors, would be sufficient to elect one or more directors to the Board. If any directors are so removed, new directors may be elected at the same meeting.

7.5       Declaring Vacancy of Directors.

The Board may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year.

7.6       Vacancies Filled by Majority Vote.

Vacancies on the Board, including vacancies resulting from an increase in the number of directors, shall be filled by a majority vote of the remaining members of the Board, though less than a quorum, or by a sole remaining director, and each person so selected shall be a director to serve for the balance of the unexpired term.  If, at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any shareholder or an executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with the provisions of the articles of incorporation or these bylaws, or may apply to any court of competent jurisdiction for a decree summarily ordering an election as provided in the Nevada Business Corporation Act.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), then a court of competent jurisdiction may, upon application of any shareholder or shareholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of the Nevada Business Corporation Act as far as applicable.

7.7       Resignations of Directors.

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation.  When one or more directors resign from the Board effective at a future date, the directors then in office, including those who have so resigned, shall have the power by a majority vote to fill the vacancies, the vote thereon to take effect when the resignations become effective and each director so chosen shall hold office as provided in this Article if in the filling of other vacancies.

ARTICLE  8         POWERS OF BOARD

8.1       Management.

Subject to the Nevada Business Corporation Act and any limitations in the articles of incorporation or these bylaws relating to action required to be approved by the shareholders, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

8.2       Committees.

The Board may, by resolution adopted by a majority of the directors in office, establish one or more committees consisting of one or more directors as may be deemed appropriate or desirable by the Board to serve at the pleasure of the Board. Any committee, to the extent provided in the resolution of the Board pursuant to which it was created, shall have and may exercise all of the powers and authority of the Board, except that no committee shall have any power or authority as to the following:

(a)	The submission to shareholders of any action requiring approval of shareholders;
(b)	The creation or filling of vacancies in the Board;
(c)	The adoption, amendment or repeal of these Bylaws;
(d)	The amendment or repeal of any resolution of the Board that by its terms is amendable or repealable only by the Board; and
(e)	Action on matters committed by the bylaws or resolution of the Board to another committee of the Board.

8.3       Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

8.4       Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)	Section 9.2 (place of meetings and meetings by telephone);
(b)	Section 9.1 (regular meetings);
(c)	Section 9.3 (special meetings and notice);
(d)	Section 9.4 (quorum);
(e)	Section 9.5 (action without a meeting); and
(f)	Section 15.2 (waiver of notice);

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members.

Notwithstanding the foregoing:

(a)	the time of regular meetings of the committees may be determined either by resolution of the Board or by resolution of the committee;
(b)	special meetings of committees may also be called by resolution of the Board; and
(c)
notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

8.5       Directors Fees and Expenses.

Directors, as such, may receive a stated salary for their services or a fixed sum and expenses for attendance at regular and special meetings, or any combination of the foregoing as may be determined from time to time by resolution of the Board, and nothing contained herein shall be construed to preclude any director from receiving compensation for services rendered to the corporation in any other capacity.

ARTICLE  9         MEETINGS OF THE BOARD

9.1       Regular Meetings.

Regular meetings of the Board may be held without the necessity of notice at such time and at such place as shall, from time-to-time, be determined by the Board.

9.2       Time and Place.

Meetings of the Board may be held within or without the State of Nevada. One or more directors may participate in any meeting of the Board, or of any committee thereof, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can communicate with one another. Participation in a meeting by such means shall constitute presence in person at the meeting.

9.3       Special Meetings.

Special meetings of the Board may be called by the chairman of the Board, a chief executive officer, the president, the secretary, or any two (2) directors, on one day's notice to each director, either by telephone, electronic mail, or if otherwise in writing, in accordance with the provisions of Article 15 of these bylaws.

9.4       Quorum.

At all meetings of the Board a majority of the directors in office shall constitute a quorum for the transaction of business, and the acts of a majority of the directors present and voting at a meeting at which a quorum is present shall be the acts of the Board, except as may be otherwise specifically provided by statute or by the articles of incorporation or by these bylaws.

9.5       Written Consent.

Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto signed by all of the directors is filed with the secretary of the corporation.

ARTICLE  10       LIABILITY OF DIRECTORS

10.1     Fiduciary Duty.

A director of the corporation shall stand in a fiduciary relation to the corporation and shall perform his duties as a director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care, including reasonable inquiry, skill, and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his duties, a director shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following:

(a)	one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(b)	legal counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; or

(c)
a committee of the Board upon which he does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause his reliance to be unwarranted.

10.2     Discharge of Duties.

In discharging the duties of their respective positions, the Board, committees of the Board and individual directors may, in considering the best interests of the corporation, consider the effects of any action upon employees, suppliers and customers of the corporation and communities in which offices or other establishments of the corporation are located, and all other pertinent factors. The consideration of these factors shall not constitute a violation of Section 10.1 hereof.

10.3     Action/Failure to Take Action.

Absent breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or any failure to take any action shall be presumed to be in the best interests of the corporation.

10.4     Monetary Damages.

A director of the corporation shall not be personally liable, as such, for monetary damages for any action taken, or any failure to take any action, unless: (a) the director has breached or failed to perform the duties of his office under Sections 10.1 through 10.3 hereof; and (b) the breach or failure to perform constitutes self-dealing, willful misconduct, or recklessness.

10.5     Exceptions.

The provisions of Section 10.4 hereof shall not apply to: (a) the responsibility or liability of a director pursuant to any criminal statute; or (b) the liability of a director for the payment of taxes pursuant to local, state or federal law.

10.6     Amendments.

Notwithstanding any other provisions of these Bylaws, the approval of shareholders shall be required to amend, repeal or adopt any provision as part of these Bylaws that is inconsistent with the purpose or intent of Sections 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 of this Article 10, and, if any such action shall be taken, it shall become effective only on a prospective basis from and after the date of such shareholder approval.

ARTICLE 11        OFFICERS

11.1     Qualifications for Officers.

The corporation shall have a president, a secretary and a treasurer, or persons who shall act as such, regardless of the name or title by which they may be designated, elected or appointed and may also have such other officers and assistant officers as the Board may authorize from time to time, including without limitation, a chief executive officer, a chairman of the Board and a chief financial officer.  The president and secretary shall be natural persons of full age. The treasurer may be a corporation, but if a natural person shall be of full age. It shall not be necessary for the officers to be directors.  Any number of offices may be held by the same person. Each officer shall hold office at the pleasure of the Board and until his successor has been selected and qualified or until his earlier death, resignation or removal. Any officer may resign at any time upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as may be specified in the notice of resignation. The corporation may secure the fidelity of any or all of the officers by bond or otherwise.

11.2     Subordinate Officers.

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, one or more presidents, to appoint such other officers and agents as the business of the corporation may require.  Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

11.3     Standard of Care.

Except as otherwise provided in the articles of incorporation, an officer shall perform his duties as an officer in good faith, in a manner he reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill, and diligence, as a person of ordinary prudence would use under similar circumstances. A person who so performs his duties shall not be liable by reason of having been an officer of the Corporation.

11.4     Removal of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer or agent of the corporation may be removed by the Board with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board.

11.5     Duties of the Chief Executive Officer.

Subject to such supervisory powers, if any, as the Board may give to the chairman of the Board, the chief executive officer, if any, shall, subject to the control of the Board, have general supervision, direction, and control of the business and affairs of the corporation and shall report directly to the Board.  All other officers, officials, employees and agents shall report directly or indirectly to the chief executive officer.  The chief executive officer shall see that all orders and resolutions of the Board are carried into effect.  The chief executive officer shall serve as chairman of and preside at all meetings of the shareholders and Board

11.6     Duties of President.

In the absence or disability of the chief executive officer, a president shall perform all the duties of the chief executive officer.  When acting as the chief executive officer, a president shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer.  A president shall have such other powers and perform such other duties as from time to time may be prescribed for him by the Board, these bylaws, the chief executive officer or the chairman of the Board.

11.7     Duties of Chief Financial Officer.

The chief financial officer shall keep adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares.  The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation, with such depositories as the Board may designate.  The chief financial officer shall disburse the funds of the corporation as may be ordered by the Board; shall render to the chief executive officer, or, in the absence of a chief executive officer, any president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or by bylaws.

The chief financial officer may also be the treasurer of the corporation.

11.8     Duties of Vice President.

The vice president or, if more than one, the vice presidents in the order, if any, established by the Board shall, in the absence or incapacity of the president, have the authority to exercise all the powers and perform the duties of the president. The vice presidents, respectively, shall also have such other authority and perform such other duties as may be provided in the bylaws or as shall be determined by the Board or the president. Any vice president may, in the discretion of the Board, be designated as "executive," "senior," or by departmental or functional classification.

11.9     Duties of Secretary.

The secretary shall attend all meetings of the Board and of the shareholders and keep accurate records thereof in one or more minute books kept for that purpose and shall perform the duties customarily performed by the secretary of a corporation.  The minutes shall show:

(a)	the time and place of each meeting;
(b)	whether regular or special (and, if special, how authorized and the notice given);
(c)	the names of those present at director’s meetings or committee meetings;
(d)	the number of shares present or represented at shareholders’ meetings;
(e)	and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register showing:

(a)	the names of all shareholders and their addresses;
(b)	the number and classes of shares held by each;
(c)	the number and date of certificates evidencing such shares; and
(d)	the number and date of cancellation of every certificate surrendered forcancellation.

The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board required to be given by law or by these bylaws.  The secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these bylaws.

11.10   Duties of Treasurer.
The treasurer shall be responsible for the custody of the corporate funds and securities; shall be responsible for full and accurate accounts of receipts and disbursements in books belonging to the corporation; and shall perform such other duties as may be assigned to him by the Board or the chief executive officer. He shall give bond in such sum and with such surety as the Board may from time to time direct.

11.11   Duties of Assistant Officers.

Each assistant officer shall assist in the performance of the duties of the officer to whom he is assistant and shall perform such duties in the absence of the officer. He shall perform such additional duties as the Board, the chief executive officer or the officer to whom he is assistant may from time to time assign him. Such officers may be given such functional titles as the Board shall from time to time determine.

ARTICLE  12       INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS

12.1     Indemnification .

The corporation shall indemnify any director or officer, and may indemnify any other employee or agent, who was or is a party to, or is threatened to be made a party to, or who is called as a witness in connection with, any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, including an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding unless the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

12.2     Not Exclusive to Other Rights.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 12 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, contract, vote of shareholders or directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. It is the policy of the corporation that indemnification of, and advancement of expenses to, directors and officers of the corporation shall be made to the fullest extent permitted by law. To this end, the provisions of this Article 12 shall be deemed to have been amended for the benefit of directors and officers of the corporation effective immediately upon any modification of the Nevada Business Corporation Act or any modification, or adoption of any other law that expands or enlarges the power or obligation of corporations organized under the Nevada Business Corporation Act to indemnify, or advance expenses to, directors and officers of corporations.

12.3     Expenses.

The Corporation shall pay expenses incurred by an officer or director, and may pay expenses incurred by any other employee or agent, in defending an action, or proceeding referred to in this Article 12 in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

12.4     Continuation After Person Ceases to be Director.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 12 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

12.5     Creation of Funds.

The corporation shall have the authority to create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or insure in any manner, its indemnification obligations, whether arising under these bylaws or otherwise. This authority shall include, without limitation, the authority to: (i) deposit funds in trust or in escrow; (ii) establish any form of self-insurance; (iii) secure its indemnity obligation by grant of a security interest, mortgage or other lien on the assets of the corporation; or (iv) establish a letter of credit, guaranty or surety arrangement for the benefit of such persons in connection with the anticipated indemnification or advancement of expenses contemplated by this Article 12. The provisions of this Article 12 shall not be deemed to preclude the indemnification of, or advancement of expenses to, any person who is not specified in Section 12.1 of this Article 12 but whom the corporation has the power or obligation to indemnify, or to advance expenses for, under the provisions of the Nevada Business Corporation Act or otherwise. The authority granted by this Section 12.5 shall be exercised by the Board of the corporation.

12.6     Separate Indemnification.

The corporation shall have the authority to enter into a separate indemnification agreement with any officer, director, employee, or agent of the corporation or any subsidiary providing for such indemnification of such person as the Board shall determine up to the fullest extent permitted by law.

12.7     Notification.

As soon as practicable after receipt by any person specified in Section 12.1 of this Article 12 of notice of the commencement of any action, suit or proceeding specified in Section 12.1 of this Article 12, such person shall, if a claim with respect thereto may be made against the corporation under Article 12 of these bylaws, notify the corporation in writing of the commencement or threat thereof; however, the omission so to notify the corporation shall not relieve the corporation from any liability under Article 12 of these bylaws unless the corporation shall have been prejudiced thereby or from any other liability which it may have to such person other than under Article 12 of these bylaws. With respect to any such action as to which such person notifies the corporation of the commencement or threat thereof, the corporation may participate therein at its own expense and, except as otherwise provided herein, to the extent that it desires, the corporation, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel selected by the corporation to the reasonable satisfaction of such person.  After notice from the corporation to such person of its election to assume the defense thereof, the corporation shall not be liable to such person under Article 12 of these bylaws for any legal or other expenses subsequently incurred by such person in connection with the defense thereof other than as otherwise provided herein. Such person shall have the right to employ his own counsel in such action, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof shall be at the expense of such person unless: (i) the employment of counsel by such person shall have been authorized by the corporation; (ii) such person shall have reasonably concluded that there may be a conflict of interest between the corporation and such person in the conduct of the defense of such proceeding; or (iii) the corporation shall not in fact have employed counsel to assume the defense of such action. The corporation shall not be entitled to assume the defense of any proceeding brought by or on behalf of the corporation or as to which such person shall have reasonably concluded that there may be conflict of interest. If indemnification under Article 12 of these bylaws or advancement of expenses are not paid or made by the corporation, or on its behalf, within 90 days after a written claim for indemnification or a request for an advancement of expenses has been received by the corporation, such person may, at any time thereafter, bring suit against the corporation to recover the unpaid amount of the claim or the advancement of expenses. The right to indemnification and advancements of expenses provided hereunder shall be enforceable by such person in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the corporation. Expenses reasonably incurred by such person in connection with successfully establishing the right to indemnification or advancement of expenses, in whole or in part, shall also be indemnified by the corporation.

12.8     Insurance.

The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article 12.

12.9     Amendment.

Notwithstanding any other provisions of these bylaws, the approval of shareholders shall be required to amend, repeal or adopt any provision as part of these bylaws which is inconsistent with the purpose or intent of this Article 12, and, if any such action shall be taken, it shall become effective only on a prospective basis from and after the date of such shareholder approval.

ARTICLE 13        SHARES; SHARE CERTIFICATES

13.1     Shares.

All shares issued by the corporation shall be represented by certificates. The share certificates of the corporation shall be numbered and registered in a share register as they are issued; shall state that the corporation is incorporated under the laws of the State of Nevada; shall bear the name of the registered holder, the number and class of shares and the designation of the series, if any, represented thereby, the par value, if any, of each share or a statement that the shares are without par value, as the case may be; shall be signed by the president or a vice president, and the secretary or the treasurer or any other person properly authorized by the Board, and shall bear the corporate seal, which seal may be a facsimile engraved or printed. Where the certificate is signed by a transfer agent or a registrar, the signature of any corporate officer on such certificate may be a facsimile engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise before the certificate is issued, such share certificate may be issued by the corporation with the same effect as if the officer had not ceased to be such at the date of its issue.

13.2     Transfer of Shares.

Upon surrender to the corporation of a share certificate duly endorsed by the person named in the certificate or by attorney duly appointed in writing and accompanied where necessary by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate cancelled and the transfer recorded on the share register of the corporation. Except as otherwise provided pursuant to Section 4.7 hereof, a transferee of shares of the corporation shall not be a record holder of such shares entitled to the rights and benefits associated therewith unless and until the share transfer has been recorded on the share transfer books of the corporation. No transfer shall be made if it would be inconsistent with the provisions of Article 8 of the Nevada Uniform Commercial Code.

13.3     Lost Certificates.

Where a shareholder of the corporation alleges the loss, theft or destruction of one or more certificates for shares of the corporation and requests the issuance of a substitute certificate therefor, the Board may direct a new certificate of the same tenor and for the same number of shares to be issued to such person upon such person's making of an affidavit in form satisfactory to the Board setting forth the facts in connection therewith, provided that prior to the receipt of such request the corporation shall not have either registered a transfer of such certificate or received notice that such certificate has been acquired by a bona fide purchaser. When authorizing such issue of a new certificate the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his heirs or legal representatives, as the case may be, to advertise the same in such manner as it shall require and/or give the corporation a bond in such form and sum and with surety or sureties, with fixed or open penalty, as shall be satisfactory to the Board, as indemnity for any liability or expense which it may incur by reason of the original certificate remaining outstanding.

ARTICLE 14        FINANCIAL MATTERS

14.1     Financial Statements.

Except as otherwise agreed in a writing (that is separate from the Articles of Incorporation, these Bylaws and the share certificate) between a shareholder and the corporation and then only with respect to that shareholder, the corporation shall furnish to its shareholders annual financial statements, including at least a balance sheet as of the end of the fiscal year and a statement of income and expenses for the fiscal year. The financial statements shall be prepared in accordance with generally accepted accounting principles, if the corporation prepares financial statements for the fiscal year on that basis for any purpose, and shall be mailed to each shareholder within 120 days after the close of each fiscal year.

14.2     Report of Accountant or Controller.

If the corporation's financial statements are audited or reviewed by a public accountant, the report of the accountant shall be mailed to the shareholders together with the financial statements. If the corporation's financial statements are not audited or reviewed by a public accountant, the financial statements shall be accompanied by the report of the controller or other person in charge of the corporation's financial records stating such person's reasonable belief as to whether or not the financial statements were prepared in accordance with generally accepted accounting principles and, if not, describing the basis of presentation and describing any material respects in which the financial statements were not prepared on a basis consistent with those prepared for the previous year.

14.3     Fiscal Year.

The fiscal year of the corporation shall be as determined by the Board.

ARTICLE 15        MANNER OF GIVING WRITTEN NOTICE; WAIVERS OF NOTICE

15.1     Manner of Written Notice.

Whenever written notice is required to be given to any person under the provisions of these bylaws, it may be given to the person (i) personally, (ii) by sending a copy thereof by first class or express mail, postage prepaid, (iii) by telegram (with messenger service specified), (iv) facsimile transmission, (v) or courier service, charges prepaid, to his address (or to his facsimile or telephone number) appearing on the books of the corporation or, in the case of written notice to directors, supplied by each director to the corporation for the purpose of the notice, or (vi) electronically transmitted as provided in Section 15.3.  If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of facsimile, when successfully transmitted.  An affidavit of the secretary or an assistant secretary or any other agent of the corporation that notice has been given by mail, facsimile or by a form of electronic transmission, as applicable, shall, in the absence of fraud be prima facie evidence of the facts stated therein.

15.2     Waiver of Notice.

Any written notice required to be given to any person under the provisions of statute, the corporation's articles of incorporation or these bylaws may be waived in a writing signed by the person entitled to such notice whether before or after the time stated therein. Except as otherwise required by statute, and except in the case of a special meeting, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice. In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted. Attendance of any person, whether in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

15.3     Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the Nevada Business Corporation Act, the articles of incorporation or these bylaws, any notice to shareholders given by the Corporation under any provision of the Nevada Business Corporation Act, the articles of incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given.  Any such consent shall be revocable by the shareholder by written notice to the corporation.  Any such consent shall be deemed revoked if:

(a)	the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(b)	such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(a)	if by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice;

(b)	if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice;

(c)	if by a posting on an electronic network, together with separate notice to the shareholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

(d)	if by any other form of electronic transmission, when directed to the shareholder.

An affidavit of the secretary or assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

15.4     Definition of Electronic Transmission.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE 16        AMENDMENTS

16.1     Amendments.

Except as provided in to Sections 10.6 and 12.9 hereof, these bylaws may be amended or repealed, and new bylaws adopted, by the affirmative vote of a majority of the votes cast by the shareholders at any regular or special meeting duly convened after written notice to the shareholders that the purpose, or one of the purposes, of the meeting is to consider the amendment or repeal of these bylaws and the adoption of new bylaws. There shall be included in, or enclosed with, the notice, a copy of the proposed amendment or a summary of the changes to be effected thereby.

16.2     Majority Vote.

Except as provided in Sections 10.6 and 12.9 hereof, and except as provided in the Nevada Business Corporation Act, these bylaws may be amended or repealed, and new bylaws adopted, by the affirmative vote of a majority of the members of the Board at any regular or special meeting duly convened, subject to the power of the shareholders to change such action of the Board.

EXMOVERE HOLDINGS, INC.

a Nevada Corporation

CERTIFICATE OF ADOPTION OF BYLAWS

The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Secretary or Assistant Secretary of Exmovere Holdings, Inc., a Nevada corporation, and that the foregoing Amended and Restated Bylaws, comprising twenty-one (21) pages, were adopted as the corporation’s By-laws on August 11, by the corporation’s Board.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 2010.